                   DUKE REALTY INVESTMENTS, INC.
                     (AN INDIANA CORPORATION)

                  DUKE REALTY LIMITED PARTNERSHIP
                 (AN INDIANA LIMITED PARTNERSHIP)


         Common Stock, Preferred Stock, Depositary Shares
                        and Debt Securities

               INTERNATIONAL UNDERWRITING AGREEMENT


                                                  September 9, 1997


MERRILL LYNCH INTERNATIONAL
20 Farringdon Road
London EC1M 3NH
England

Ladies and Gentlemen:

      Duke Realty Investments, Inc. (the "Company") may from time to time offer in one or more series (i) shares of Common Stock, $.01 par value (the "Common Stock"), (ii) shares of preferred stock, $.01 par value (the "Preferred Stock") and (iii) shares of Preferred Stock represented by depositary shares (the "Depositary Shares"), with an aggregate public offering price of up to $325,000,000 (or its equivalent in another currency based on the exchange rate at the time of sale). Duke Realty Limited Partnership (the "Operating Partnership") may from time to time offer in one or more series unsecured debt securities (the "Debt Securities"), with an aggregate principal amount of up to $220,000,000 (or its equivalent in another currency based on the exchange rate at the time of sale). The Common Stock, Preferred Stock, Depositary Shares and Debt Securities (collectively, the "Securities") may be offered, separately or together, in separate series, in amounts, at prices and on terms to be set forth in one or more Prospectus Supplements as hereinafter defined. The Debt Securities will be issued under one or more indentures, as amended or supplemented (each, an "Indenture"), between the Operating Partnership and a trustee (a "Trustee"). Each series of Debt Securities may vary, as applicable, as to aggregate principal amount, maturity date, interest rate or formula and timing of payments thereof, redemption or repayment provisions, and any other variable terms which the Indenture contemplates may be set forth in the Debt Securities as issued from time to time. As used herein, "the Lead Managers," unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable International Terms Agreement (as hereinafter defined) as additional co-managers with respect to International Securities (as hereinafter defined) purchased pursuant thereto.

      Whenever the Company or the Operating Partnership determines to make an offering of Securities through the Lead Managers or through an underwriting syndicate managed by the Lead Managers, the Company or the Operating Partnership, as the case may be, will enter into an agreement (the "International Terms Agreement") providing for the sale of such Securities (the "International Securities") to, and the purchase and offering thereof by, the Lead Managers and such other underwriters, if any, selected by the Lead Managers as have authorized the Lead Managers to enter into such International Terms Agreement on their behalf (the "International

Managers," which term shall include the Lead Managers whether acting alone in the sale of the International Securities or as a member of an underwriting syndicate and any International Manager substituted pursuant to Section 10 hereof). The International Terms Agreement relating to the offering of International Securities shall specify the amount of International Securities to be initially issued (the "Initial International Securities"), the names of the International Managers participating in such offering (subject to substitution as provided in Section 10 hereof), the amount of Initial International Securities which each such International Manager severally agrees to purchase, the names of such of the Lead Managers or such other International Managers acting as co-managers, if any, in connection with such offering, the price at which the Initial International Securities are to be purchased by the International Managers from the Company or the Operating Partnership, as the case may be, the initial public offering price, if any, of the Initial International Securities, the form, time, date and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial International Securities (including, but not limited to, current ratings, designations, liquidation preferences, voting and other rights, denominations, interest rates or formulas, interest payment dates, maturity dates and redemption or repayment provisions applicable to the Initial International Securities). In addition, each International Terms Agreement shall specify whether the International Managers will be granted an option to purchase additional International Securities to cover over-allotments, if any, and the aggregate amount of International Securities subject to such option (the "Option International Securities"). As used herein, the term "International Securities" shall include the Initial International Securities and all or any portion of the Option International Securities agreed to be purchased by the International Managers as provided herein, if any. The International Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Lead Managers and the Company or the Operating Partnership, as the case may be. Each offering of International Securities through the Lead Managers or through an underwriting syndicate managed by the Lead Managers will be governed by this Agreement, as supplemented by the applicable International Terms Agreement.

      It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company of Securities (the "U.S. Underwritten Securities") through arrangements with certain underwriters in the United States (the "U.S. Underwriters") for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and such other parties, if any, as are identified in the applicable U.S. Terms Agreement (as hereinafter defined) as additional co-managers with respect to the U.S. Underwritten Securities are acting as such, and the grant by the Company to the U.S. Underwriters of an option to purchase additional U.S. Underwritten Securities (the "U.S. Option Securities") solely to cover over-allotments. The initial public offering price and the purchase price with respect to the U.S. Underwritten Securities to be initially issued (the "Initial U.S. Securities") are to be set forth in a separate instrument (the "U.S. Terms Agreement"), the form of which is to be attached to the U.S. Underwriting Agreement. It is understood that the Company is not obligated to sell, and the International Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

      The International Managers and the U.S. Underwriters are hereinafter collectively referred to as the "Underwriters." The Initial International Securities and the Initial U.S. Securities are hereinafter collectively referred to as the "Initial Securities." The Option International Securities and the U.S. Option Securities are hereinafter collectively referred to as the "Option Securities." The International Securities and the U.S. Underwritten Securities are hereinafter collectively referred to as the "Securities."

      The Company understands that the International Managers and the U.S. Underwriters will enter into an Intersyndicate Agreement (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the International Managers and the U.S. Underwriters under the direction of Merrill Lynch with respect to any concurrent offering of U.S. Underwritten Securities and International Securities. The Company further understands that, except as otherwise may be agreed by the U.S. Underwriters and the International Managers in connection with any particular offering of Securities, it is understood that the U.S. Underwriters may offer and sell Securities pursuant to a U.S. Terms Agreement outside of the United States and Canada.

      The Company and the Operating Partnership have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-26845) for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company and the Operating Partnership have filed such amendments thereto as may have been required prior to the execution of the applicable International Terms Agreement. Such registration statement (as amended, if applicable) has been declared effective by the Commission and an Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations), together with each prospectus supplement relating to the offering of International Securities (the "International Prospectus") or the offering of U.S. Underwritten Securities (the "U.S. Prospectus"), each pursuant to Rule 415 of the 1933 Act Regulations (each, a "Prospectus Supplement"), including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are collectively referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided that if any revised prospectus shall be provided to the Representatives or the Lead Managers by the Company or the Operating Partnership for use in connection with the offering of Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company or the Operating Partnership pursuant to Rule 424(b) of the 1933 Act Regulations), the terms "International Prospectus" and "U.S. Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the International Managers or the U.S. Underwriters, as the case may be, for such use; provided, further, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Securities to which it relates. Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Company or the Operating Partnership under Rule 462(b) of the 1933 Act Regulations (a "Rule 462(b) Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b) Registration Statement and any term sheet as contemplated by Rule 434 of the 1933 Act Regulations (a "Term Sheet") shall be deemed to be part of the Prospectus. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

      The term "subsidiary" means a corporation or a partnership a majority of the outstanding voting stock or partnership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company or the Operating Partnership, as the case may be, or by one or more other subsidiaries of the Company or the Operating Partnership.


      SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING PARTNERSHIP.

      (a) The Company and the Operating Partnership represent and warrant, jointly and severally, to the Lead Managers, as of the date hereof, and to the Lead Managers and each other International Manager named in the applicable International Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, an "International Representation Date"), as follows:

           (i) The Registration Statement and the International Prospectus, at the time the Registration Statement became effective, complied, and as of each International Representation Date will comply, in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the 1939 Act and the rules and regulations thereunder (the "1939 Act Regulations"). The Registration Statement, at the time the Registration Statement became effective, did not, and as of each International Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The International Prospectus, as of the date hereof does not, and as of each International Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to you by the Company or the Operating Partnership for use in connection with an offering of Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to you for such use), Closing Time and Date of Delivery, if any, will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or International Prospectus made in reliance upon and in conformity with information furnished to the Company or the Operating Partnership in writing by any International Manager through the Lead Managers expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility on Form T-1 under the 1939 Act (the "Statement of Eligibility") of a Trustee under an Indenture. If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Company and the Operating Partnership have complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees therefor.

           (ii) Each preliminary International prospectus, International Prospectus, preliminary prospectus supplement and Prospectus Supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied or will comply when so filed in all material respects with the 1933 Act and the 1933 Act Regulations thereunder.

           (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the International Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the International Prospectus, at the time the Registration Statement became effective and as of the applicable International Representation Date or during the period specified in Section 3(f), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (iv) KPMG Peat Marwick LLP, the accounting firm that audited the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and International Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

           (v) The financial statements included in, or incorporated by reference into, the Registration Statement and the International Prospectus, together with the related schedules and notes, present fairly the financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified. Except as otherwise stated in the Registration Statement and International Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The supporting schedules included or incorporated by reference in the Registration Statement and the International Prospectus present fairly the information required to be stated therein. The Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Prospectus under the caption "Selected Consolidated Financial Data" and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the
 Commission. The financial information and data included in the Registration Statement and the International Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the International Prospectus and the books and records of the respective entities presented therein. Pro forma financial information included in or incorporated by reference in the Registration Statement and the International Prospectus has been prepared in accordance with the applicable requirements of the 1933 Act, the 1933 Act Regulations and guidelines of the American Institute of Certified Public Accountants with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Operating Partnership and the Company, as applicable, at the respective dates indicated and the results of operations for the respective periods specified.

           (vi) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction, and any request on the part of the Commission for additional information has been complied with.
No order preventing or suspending the use of the International Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction.

           (vii) Since the respective dates as of which information is given in the Registration Statement and the International Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership and any of their respective subsidiaries, whether or not arising in the ordinary course of business; (B) there has been no adverse change, material to the Duke Group (as hereinafter defined) as a whole, in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of any of the real properties owned, directly or indirectly, by the Company, the Operating Partnership or any subsidiary (the "Properties") or any entity wholly or partially owned by the Company, the Operating Partnership or any subsidiary which owns any Property (a "Property Partnership") (the Company, the Operating Partnership, the subsidiaries and the Property Partnerships are hereinafter jointly referred to as the "Duke Group"), whether or not arising in the ordinary course of business; (C) no material casualty loss or material condemnation or other material adverse event with respect to any Property has occurred; (D) there have been no transactions or acquisitions entered into by the Duke Group, other than those arising in the ordinary course of business, which are material with respect to the Duke Group as a whole; (E) neither the Company, the Operating Partnership nor any of their respective subsidiaries has incurred any obligation or liability, direct, contingent or otherwise which is material to the Duke Group as a whole; (F) there has been no material change in the short-term debt or long-term debt of the Duke Group as a whole; (G) except for regular quarterly dividends on the Common Stock and dividends on the Preferred Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (H) with the exception of transactions in connection with stock option and dividend reinvestment plans, the issuance of shares of Common Stock upon the exchange of partnership interests in the Operating Partnership ("Units") and the issuance of Units in connection with the acquisition of real or personal property, there has been no change in the capital stock or in the partnership interests, as the case may be, of the Company, the Operating Partnership or any subsidiary.

           (viii) Each of the Company and the Operating Partnership has been duly formed, and is validly existing and in good standing as a corporation or partnership under the laws of its jurisdiction of organization, with corporate or partnership power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the International Prospectus and to enter into and perform its obligations under this Agreement, the International Terms Agreement and the Indenture.

           (ix) Each of the Company's and the Operating Partnership's subsidiaries has been duly formed, and is validly existing and in good standing as a corporation or partnership under the laws of its jurisdiction of organization, with corporate or partnership power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the International Prospectus.

           (x) Each of the Company, the Operating Partnership, their respective subsidiaries and the Property Partnerships is duly qualified or registered as a foreign partnership or corporation in good standing and authorized to do business in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group considered as a single enterprise (a "Material Adverse Effect").

           (xi) If the applicable International Securities are issued by the Company, and if the International Prospectus contains the caption "Capitalization," the authorized, issued and outstanding shares of capital stock of the Company as of the date specified therein is as set forth in the column entitled "Historical" under such caption. All the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal, state or foreign securities laws) and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

           (xii) If the applicable International Securities are issued by the Operating Partnership, and if the International Prospectus contains the caption "Capitalization," the partner's equity of the Operating Partnership is as set forth in the column entitled "Historical" under such caption. All the issued and outstanding Units have been duly authorized and are validly issued, fully paid and non-assessable, except as provided under Indiana Code
Section 23-16-7-8, and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal, state or foreign securities laws).

           (xiii) All of the issued and outstanding shares of capital stock and partnership interests, as the case may be, of each subsidiary have been validly issued and fully paid and, other than the Property Partnerships, Duke Realty Services Limited Partnership (the "Services Partnership") and Duke Construction Limited Partnership (the "Construction Partnership"), are owned by the Company, the Operating Partnership or a subsidiary, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Neither the Company nor the Operating Partnership owns any direct or indirect equity interest in any entity other than the subsidiaries and the Property Partnerships, except for such interests as, in the aggregate, are not material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group considered as a single enterprise. Duke Services, Inc. is the sole general partner and a 1% owner of the Services Partnership, and the Operating Partnership and DMI Partnership are the sole limited partners and 9% and 90% owners, respectively, of the Services Partnership. The Services Partnership is the sole general partner and a 1% owner of the Construction Partnership. The 99% limited partnership interest of the Construction Partnership is owned by Duke Realty Construction, Inc., an Indiana corporation which is owned 4.04% by the Services Partnership and 95.96% by DMI Partnership.

           (xiv) Except for transactions described in the International Prospectus and transactions in connection with dividend reinvestment plans, and stock option and other employee benefit plans, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or partnership or other equity interest in the Company, the Operating Partnership or any subsidiary except for the shares of Common Stock which may be issued in exchange for Units.

           (xv) Each of the Property Partnerships has been duly formed as a partnership or a limited liability company, as the case may be, and is validly existing and in good standing as a partnership or limited liability company under the laws of its jurisdiction of organization and, if formed under the laws of a jurisdiction other than the State of Indiana, in good standing under the laws of such jurisdiction; each of the Property Partnerships has the requisite power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and to enter into and perform its respective obligations under the agreements, to which it is a party. Each of the partnership or operating agreements, as the case may be, of the Property Partnerships is in full force and effect.

            (xvi) The applicable International Securities, if such International Securities are either Common Stock, Preferred Stock or Depositary Shares, have been duly authorized by the Company for issuance and sale to the International Managers pursuant to this Agreement, and, when issued and delivered by the Company pursuant to this Agreement and the applicable International Terms Agreement against payment of the consideration set forth in the International Terms Agreement or any Delayed Delivery Contract (as defined in Section 2 hereof), will be validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of such International Securities in accordance herewith, each of the International Managers will receive good, valid and marketable title to such International Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of such applicable International Securities conform to all statements and descriptions related thereto contained in the International Prospectus. The form of stock or depositary certificate to be used to evidence the applicable International Securities will be in due and proper form and will comply with all applicable legal requirements. The issuance of such applicable International Securities is not subject to any preemptive or other similar rights.

           (xvii) The applicable International Securities, if such International Securities are Debt Securities, are in the form contemplated by the Indenture, have been duly authorized by the Operating Partnership for issuance and sale to the International Managers pursuant to this Agreement and, when executed, authenticated, issued and delivered in the manner provided for in this Agreement, any International Terms Agreement and the applicable Indenture, against payment of the consideration therefor specified in the applicable International Terms Agreement or any Delayed Delivery Contract (as defined in Section 2 hereof), such Debt Securities will constitute valid and legally binding obligations of the Operating Partnership, entitled to the benefits of the Indenture and such Debt Securities will be enforceable against the Operating Partnership in accordance with their terms. Upon payment of the purchase price and delivery of such International Securities in accordance herewith, each of the International Managers will receive good, valid and marketable title to such International Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of such applicable International Securities conform to all statements and descriptions related thereto in the International Prospectus. Such International Securities rank and will rank on a parity with all unsecured indebtedness (other than subordinated indebtedness) of the Operating Partnership that is outstanding on the International Representation Date or that may be incurred thereafter, and senior to all subordinated indebtedness of the Operating Partnership that is outstanding on the International Representation Date or that may be incurred thereafter, except that such International Securities will be effectively subordinated to the prior claims of each secured mortgage lender to any specific Property which secures such lender's mortgage.

           (xviii) If applicable, the Common Stock issuable upon conversion of any of the Preferred Stock (including Preferred Stock represented by Depositary Shares) will have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such stock, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable, and the issuance of such stock upon such conversion or exercise will not be subject to preemptive or other similar rights; the Common Stock so issuable conforms in all material respects to all statements relating thereto contained in the International Prospectus.

           (xix) The International Securities being sold pursuant to the applicable International Terms Agreement will conform in all material respects to the statements relating thereto contained in the International Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

           (xx) There are no contracts or documents which are required to be described in the Registration Statement, the International Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required and the descriptions thereof or references thereto are correct in all material respects and no material defaults exist in the due performance or observance of any material obligation, agreement, covenant or condition contained in any such contract or document.

           (xxi) None of the entities comprising the Duke Group is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of its property or assets is subject, which default separately or in the aggregate would have a Material Adverse Effect.

           (xxii) (A) This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, and, assuming due authorization, execution and delivery by the Lead Managers, constitutes a valid and binding obligation of the Company and the Operating Partnership, enforceable in accordance with its terms, and (B) at the International Representation Date, the International Terms Agreement and the Delayed Delivery Contracts (as defined in Section 2 hereof), if any, will have been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, as the case may be, and, assuming due authorization, execution and delivery by the Lead Managers will be valid and binding agreements, enforceable in accordance with its or their terms.

           (xxiii) If applicable, the Indenture (A) has been duly qualified under the 1939 Act, has been duly and validly authorized, executed and delivered by the Operating Partnership, and when executed and delivered by the Trustee, will constitute a valid and binding obligation of the Operating Partnership, enforceable in accordance with its terms, and (B) conforms in all material respects to the description thereof in the International Prospectus.

           (xxiv) Each of the partnership agreements to which any of the Company, the Operating Partnership or their respective subsidiaries is a party has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation thereof, enforceable in accordance with its terms.

           (xxv) The execution and delivery of this Agreement, the applicable International Terms Agreement, any Indenture and any deposit agreement and the issuance of the International Securities, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby and thereby or in the International Prospectus by the Company and the Operating Partnership, will not conflict with or constitute a breach or violation by the Company or the Operating Partnership of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any Property or assets of the Duke Group pursuant to any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which the Company, the Operating Partnership or any subsidiary is a party or by which they, either of them, any of their respective properties or other assets or any Property may be bound or subject which is material to the Duke Group as a whole; nor will such action conflict with or constitute a breach or violation by the Company or the Operating Partnership of, or default under,
(A) the charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of the Company, the Operating Partnership or any subsidiary or (B) to the extent it is material, any applicable law, rule, order, administrative regulation or administrative or court decree.

           (xxvi) No labor dispute with the employees of the Duke Group exists or, to the knowledge of the Company or the Operating Partnership, is imminent; and neither the Company nor the Operating Partnership is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to have a Material Adverse Effect.

           (xxvii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Operating Partnership, threatened against or affecting any entity belonging to the Duke Group, any Properties or any officer or director of the Company, which is material to the Duke Group as a whole and is required to be disclosed in the Registration Statement or the International Prospectus (other than as disclosed therein), or that, if determined adversely to any entity belonging to the Duke Group or any Property, or any such officer or director, will or could reasonably be expected to result in any Material Adverse Effect, or which might materially and adversely affect the Properties or assets of the Duke Group or which might materially and adversely affect the consummation of this Agreement, the applicable International Terms Agreement, the Indenture, if any, or the transactions contemplated herein and therein. There are no pending legal or governmental proceedings to which any entity belonging to the Duke Group is a party or of which they or any of their respective properties or assets or any Property or Property Partnership is the subject, including ordinary routine litigation incidental to the business, that are, considered in the aggregate, material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group as a whole. There are no statutes or contracts or documents of the entities comprising the Duke Group which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

           (xxviii) No authorization, approval, consent or order of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company, the Operating Partnership or both, as the case may be, of the transactions contemplated by this Agreement, the applicable International Terms Agreement, or the applicable Indenture, if any, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or state or foreign securities laws or real estate syndication laws or such as have been received prior to the date of this Agreement.

           (xxix) At all times since February 13, 1986, the Company has been, and upon the sale of the applicable International Securities, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

           (xxx) None of the entities comprising the Duke Group is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or is or will become a "holding company" or a "subsidiary company" of a "registered holding company" as defined in the Public Utility Holding Company Act of 1935, as amended.

           (xxxi) None of the entities comprising the Duke Group is required to own or possess any trademarks, service marks, trade names or copyrights not now lawfully owned, possessed or licensed in order to conduct the business now operated by such entity.

           (xxxii) Each entity belonging to the Duke Group possesses such material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, or proposed to be conducted by it, and none of the entities comprising the Duke Group has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

           (xxxiii) Except as disclosed in the International Prospectus and except for persons who received Units in connection with transactions with the Operating Partnership, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

           (xxxiv) The Common Stock will be listed on the New York Stock Exchange on the applicable International Representation Date and at the applicable Closing Time. Unless otherwise agreed upon with reference to Preferred Stock, as of the applicable International Representation Date the Preferred Stock will have been approved for listing on the New York Stock Exchange upon notice of issuance.

           (xxxv) The Debt Securities will have an investment grade rating from one or more nationally recognized statistical rating organizations at the International Representation Date and at the applicable Closing Time.

           (xxxvi) (A) With respect to the Properties, the Company or the Operating Partnership and the Property Partnerships have good and marketable title to all items of real property (and improvements thereon), leasehold interests and general and limited partnership interests, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as are (i) described in the International Prospectus or the Company's Annual Report on Form 10-K for the most recently ended fiscal year, (ii) referred to in the title policies of such Properties, (iii) serving as security for loans described in the International Prospectus, and
(iv) nonmaterial and placed on a Property in connection with such Property's development; (B) all contracts of the Operating Partnership and any subsidiary to provide leasing, property management and construction management services, general contractor services for third parties, and real estate development, construction and miscellaneous tenant services businesses (the "Related Businesses"), are enforceable by and in the name of the Operating Partnership and the applicable subsidiary, as the case may be;
(C) all liens, charges, encumbrances, claims, or restrictions on or affecting any of the Properties or Related Businesses and the assets of the entities comprising the Duke Group which are required to be disclosed in the International Prospectus are disclosed therein; (D) neither the Operating Partnership, any Property Partnership nor any tenant of any of the Properties is in default under any of the ground leases (as lessee) or space leases (as lessor) relating to, or any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Properties, and none of the entities comprising the Duke Group knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, other than such defaults that would not have a Material Adverse Effect; (E) no tenant under any of the leases, pursuant to which the Operating Partnership or any Property Partnership, as lessor, leases its Property, has an option or right of first refusal to purchase the premises demised under such lease, the exercise of which would have a Material Adverse Effect; (F) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not individually or in the aggregate have a Material Adverse Effect; and (G) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Properties, except such proceedings or actions that would not have a Material Adverse Effect.

           (xxxvii) Immediately following the application of the proceeds of the sale of the International Securities in the manner set forth in the International Prospectus, the mortgages and deeds of trust encumbering the Properties and assets described in the International Prospectus will not be convertible and none of the Property Partnerships nor any person related to or affiliated with the Property Partnerships will hold a participating interest therein and said mortgages and deeds of trust will not be cross-defaulted or cross-collateralized with any property not owned by the Operating Partnership.

           (xxxviii) Each of the Company, the Operating Partnership and their respective subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and none of the Company, the Operating Partnership and their respective subsidiaries has any reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its businesses at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Registration Statement and the International Prospectus.

           (xxxix) The Company and the Operating Partnership have not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the 1934 Act.

           (xl) The assets of the Company do not constitute "plan assets" under the Employee Retirement Income Security Act of 1974, as amended.

           (xli) Except as disclosed in the International Prospectus, and, with respect to clauses (A), (B) and (C) below, except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect, (A) each Property, including, without limitation, the Environment
(as defined below) associated with such Property, is free of any Hazardous Substance (as defined below), (B) neither the Company nor the Operating Partnership nor any Property Partnership has caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any Property, and no condition exists on, in, under or from any Property, to the knowledge of the Company or the Operating Partnership, that could result in the incurrence of material liabilities or any material violations of any Environmental Law (as defined below), give rise to the imposition of any Lien (as defined below) under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity; (C) neither the Company, the Operating Partnership nor any Property Partnership is engaged in or intends to engage in any manufacturing or any other operations at the Properties that (1) require the use, handling, transportation, storage, treatment or disposal of any Hazardous Substance or (2) require permits or are otherwise regulated pursuant to any Environmental Law, other than permits which have been obtained; (D) neither the Company nor the Operating Partnership nor any Property Partnership has received any notice of a claim material to the Duke Group as a whole under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on or originating from any Property;
(E) neither the Company nor the Operating Partnership nor any Property Partnership has received any notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law; and (F) no Property is included or, to the knowledge of the Company or the Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or, with the exception of one Property, in respect to which the EPA has advised the Company that no further remedial action is planned, on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and has not otherwise been identified by the EPA as a potential CERCLA removal, remedial or response site or included or, to the knowledge of the Company or the Operating Partnership, proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other Environmental Law.

      Excluding such customary amounts as may be lawfully generated, stored, used, treated, disposed of, or otherwise handled or located at any Property, as used herein "Hazardous Substance" shall include, without limitation, any hazardous substance, hazardous waste, toxic or dangerous substance, pollutant, toxic waste or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as the same may now or hereafter be amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 3202, as the same may now or hereafter be amended); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air;
"Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), the Clean Air Act, as amended
(42 U.S.C. Section 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits relating to the protection of the environments or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

           (xlii) Each of the Company, the Operating Partnership and their subsidiaries has obtained title insurance on all of the properties owned by each of them in an amount at least equal to (A) the cost to acquire land and improvements in the case of an acquisition of improved property or (B) the cost to acquire land in the case of an acquisition of unimproved property and in each case such title insurance is in full force and effect.

           (xliii) Each of the Company and the Operating Partnership has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of such entity) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

      (b) Any certificate signed by any officer of the Company, the Operating Partnership or of any of their respective subsidiaries and delivered to the Lead Managers or to counsel for the International Managers shall be deemed a representation and warranty by such entity to each International Manager as to the matters covered thereby.

 SECTION 2.  SALE AND DELIVERY TO INTERNATIONAL MANAGERS; CLOSING.

      (a) The several commitments of the International Managers to purchase the International Securities pursuant to the applicable International Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions set forth herein or in the applicable International Terms Agreement.

      (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company or the Operating Partnership, as the case may be, may grant, if so provided in the applicable International Terms Agreement relating to the Initial International Securities, an option to the International Managers named in such International Terms Agreement, severally and not jointly, to purchase up to the number of Option International Securities set forth therein at the same price per Option International Security as is applicable to the Initial International Securities, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial International Securities but not payable on the Option International Securities. Such option, if granted, will expire 30 days (or such lesser number of days as may be specified in the applicable International Terms Agreement) after the International Representation Date relating to the Initial International Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the Lead Managers to the Company or the Operating Partnership, as the case may be, setting forth the number of Option International Securities as to which the several International Managers are then exercising the option and the time, date and place of payment and delivery for such Option International Securities. Any such time, date and place of delivery (a "Date of Delivery") shall be determined by the Lead Managers, but shall not be later than seven full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by the Lead Managers and the Company or the Operating Partnership, as the case may be. If the option is exercised as to all or any portion of the Option International Securities, each of the International Managers, acting severally and not jointly, will purchase that proportion of the total number of Option International Securities then being purchased which the number of Initial International Securities each such International Manager has severally agreed to purchase as set forth in the applicable International Terms Agreement bears to the total number of Initial International Securities (except as otherwise provided in the applicable International Terms Agreement), subject to such adjustments as the Lead Managers in their discretion shall make to eliminate any sales or purchases of fractional International Securities.

      (c) Payment of the purchase price for, and delivery of certificates for, the Initial International Securities to be purchased by the International Managers shall be made at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Lead Managers and the Company or the Operating Partnership, as the case may be, at 10:00 A.M. on the fourth business day (or the third business day if required under Rule 15c6-1 of the 1934 Act, or unless postponed in accordance with the provisions of Section 10) following the date of the applicable International Terms Agreement or at such other time as shall be agreed upon by the Lead Managers and the Company (such time and date of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option International Securities are purchased by the International Managers, payment of the purchase price for, and delivery of certificates for, such Option International Securities shall be made at the above-mentioned offices of Rogers & Wells, or at such other place as shall be agreed upon by the Lead Managers and the Company or the Operating Partnership, as the case may be, on each Date of Delivery as specified in the notice from the Lead Managers to the Company.

      Payment shall be made to the Company or the Operating Partnership, as the case may be, by wire transfer of immediately available funds to a bank account designated by the Company or the Operating Partnership, as the case may be, against delivery to the Lead Managers for the respective accounts of the International Managers of the International Securities to be purchased by them. Certificates for the International Securities and the Option International Securities, if any, shall be in such denominations and registered in such names as the Lead Managers may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each International Manager has authorized the Lead Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the International Securities and the Option International Securities, if any, which it has agreed to purchase.
The Lead Managers, individually and not as representatives of the International Managers, may (but shall not be obligated to) make payment of the purchase price for the International Securities or the Option
International Securities, if any, to be purchased by any International
Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but any such payment shall not relieve such International Manager from its obligations hereunder. The certificates for the Initial International Securities and the Option International Securities, if any, will be made available for examination and packaging by the Lead Managers not later than 10:00 A.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be, in New York, New York.

      If authorized by the applicable International Terms Agreement, the International Managers named therein may solicit offers to purchase International Securities from the Company or the Operating Partnership, as the case may be, pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company or the Operating Partnership, as the case may be, may approve. As compensation for arranging Delayed Delivery Contracts, the Company or the Operating Partnership, as the case may be, will pay to the Lead Managers at Closing Time, for the respective accounts of the International Managers, a fee equal to that percentage of the amount of International Securities for which Delayed Delivery contracts are made at the applicable Closing Time as is specified in the applicable International Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the International Prospectus. At the applicable Closing Time, the Company or the Operating Partnership, as the case may be, will enter into Delayed Delivery Contracts (for not less than the minimum amount of International Securities per Delayed Delivery Contract specified in the applicable International Terms Agreement) with all purchasers proposed by the International Managers and previously approved by the Company or the Operating Partnership, as the case may be, as provided below, but not for an aggregate principal amount of International Securities in excess of that specified in the applicable International Terms Agreement. The International Managers will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

      The Lead Managers shall submit to the Company or the Operating Partnership, as the case may be, at least three business days prior to the applicable Closing Time, the names of any institutional investors with which it is proposed that the Company or the Operating Partnership, as the case may be, will enter into Delayed Delivery Contracts and the amount of International Securities to be purchased by each of them, and the Company or the Operating Partnership, as the case may be, will advise the Lead Managers at least two business days prior to the applicable Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company or the Operating Partnership, as the case may be, and the amount of International Securities to be covered by each such Delayed Delivery Contract.

      The amount of International Securities agreed to be purchased by the several International Managers pursuant to the applicable International Terms Agreement shall be reduced by the amount of International Securities covered by Delayed Delivery Contracts, as to each International Manager as set forth in a written notice delivered by the Lead Managers to the Company or the Operating Partnership, as the case may be; provided, however, that the total amount of International Securities to be purchased by all International Managers shall be the total amount of International Securities covered by the applicable International Terms Agreement, less the amount of International Securities covered by Delayed Delivery Contracts.

     SECTION 3. COVENANTS OF THE COMPANY AND THE OPERATING PARTNERSHIP. Each of the Company and the Operating Partnership covenants with the Lead Managers, and with each International Manager participating in the offering of International Securities, as follows:

     (a) In respect to each offering of International Securities, the Company or the Operating Partnership, as the case may be, will prepare a Prospectus Supplement setting forth the number of

International Securities covered thereby and their terms not otherwise specified in the International Prospectus pursuant to which the International Securities are being issued, the names of the International Managers participating in the offering and the number of International Securities which each severally has agreed to purchase, the names of the International Managers acting as co-managers in connection with the offering, the price at which the International Securities are to be purchased by the International Managers from the Company or the Operating Partnership, as the case may be, the initial public offering price, if any, the selling concession and reallowance, if any, and such other information as the Lead Managers and the Company or the Operating Partnership, as the case may be, deem appropriate in connection with the offering of the International Securities; and the Company or the Operating Partnership, as the case may be, will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the International Managers named therein as many copies of the International Prospectus (including such Prospectus Supplement) as the Lead Managers shall reasonably request.

      (b) If, at the time the Prospectus Supplement was filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the International Terms Agreement, the Company and the Operating Partnership will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, a copy of an amended International Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended International Prospectuses), containing all information so omitted. If required, the Company and the Operating Partnership will prepare and file or transmit for filing a Rule 462(b) Registration Statement not later than the date of execution of the International Terms Agreement. If a Rule
462(b) Registration Statement is filed, the Company and the Operating Partnership shall make payment of, or arrange for payment of, the additional registration fee owing to the Commission required by Rule 111 of the 1933 Act Regulations.

      (c) The Company and the Operating Partnership will notify the Lead Managers immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the International Prospectus to be filed pursuant to the 1933 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the International Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and the Company and the Operating Partnership will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

      (d) At any time when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the International Securities, the Company and the Operating Partnership will give the Lead Managers notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the International Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise, will furnish the Lead Managers with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing and, unless required by law, will not file or use any such amendment or supplement or other documents in a form to which the Lead Managers or counsel for the International Managers shall reasonably object.

      (e) The Company and the Operating Partnership will deliver to the Lead Managers as soon as possible as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference therein) as the Lead Managers may reasonably request and will also deliver to the Lead Managers as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the International Prospectus) as the Lead Managers may reasonably request.

      (f) The Company and the Operating Partnership will furnish to each International Manager, from time to time during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the International Prospectus (as amended or supplemented) as such International Manager may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

      (g) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the International Managers, to amend or supplement the International Prospectus in order to make the International Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company and the Operating Partnership will forthwith amend or supplement the International Prospectus (in form and substance reasonably satisfactory to counsel for the International Managers) so that, as so amended or supplemented, the International Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company and the Operating Partnership will furnish to the International Managers a reasonable number of copies of such amendment or supplement.

      (h) The Company and the Operating Partnership will endeavor, in cooperation with the International Managers, to qualify the International Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions as the Lead Managers may designate. In each jurisdiction in which the International Securities have been so qualified, the Company and the Operating Partnership will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the International Securities.

      (i) With respect to each sale of International Securities, the Company and the Operating Partnership will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

      (j) Each of the Company and the Operating Partnership will use the net proceeds received by it from the sale of the International Securities in the manner specified in the International Prospectus under "Use of Proceeds."

      (k) The Company and the Operating Partnership, if applicable, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

      (l) The Company will file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities listed on such exchange and, unless otherwise agreed upon with respect to Preferred Stock, Depository Shares and Debt Securities, will use its best efforts to maintain the listing of any International Securities listed on the New York Stock Exchange.

      (m) In respect to each offering of Debt Securities, the Operating Partnership will qualify an Indenture under the 1939 Act and will endeavor to have a Statement of Eligibility submitted on behalf of the Trustee.

      (n) The Company and the Operating Partnership will take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization to provide their respective credit ratings of any International Securities, if applicable.

      (o) During a period of 90 days from the date of any Prospectus Supplement relating to International Securities, the Company and the Operating Partnership will not, without the prior written consent of the Lead Managers, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of,
(i) any securities of the same class or series or ranking on a parity with any International Securities (other than the International Securities covered by such Prospectus Supplement or the U.S. Underwritten Securities covered by a related Prospectus Supplement) or any security convertible into or exchangeable for shares of such International Securities and (ii) if such Prospectus Supplement relates to Preferred Stock that is convertible into or exchangeable for Common Stock, any Common Stock or Units or any security convertible into or exchangeable for shares of Common Stock. This transfer restriction does not apply to (i) the possible issuance of shares of Common Stock upon the exchange of Units by holders of Units other than DMI Partnership (except as to Units exchanged by DMI Partnership pursuant to a Unit bonus plan for employees of the Company and its subsidiaries) and the directors and executive officers of the Company; (ii) grants of options, and the issuance of shares in respect of such options, pursuant to a stock option plan; (iii) the issuance of shares pursuant to a dividend reinvestment plan; and (iv) the issuance of shares of Common Stock, or any security convertible into or exchangeable or exercisable for Common Stock, in connection with the acquisition of real property or an interest or interests in real property, if the recipient of such shares or other securities agrees in writing to not, without the prior written consent of Merrill Lynch and the Company and the Operating Partnership, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any of such securities until the expiration of a 90-day period from the date of any Prospectus Supplement.

      (p) If the Preferred Stock is convertible into Common Stock, the Company will reserve and keep available at all times, free of preemptive rights and other similar rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue such Common Stock upon conversion of the Preferred Stock.

      (q) If the Preferred Stock is convertible into Common Stock, the Company will use its best efforts to list the Common Stock on the New York Stock Exchange.

      (r) The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code.

      (s) During the period from the Closing Time until five years after the Closing Time, the Company and the Operating Partnership will deliver to the Lead Managers, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Company mailed to its stockholders or filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Company and the Operating Partnership as the Lead Managers may reasonably request.

     SECTION 4. PAYMENT OF EXPENSES. The Company and the Operating Partnership will pay all expenses incident to the performance of its obligations under this Agreement and the applicable International Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) the cost of printing, or reproducing, and distributing to the International Managers copies of this Agreement and the applicable International Terms Agreement; (iii) the preparation, issuance and delivery of the International Securities to the International Managers, including capital duties, stamp duties and stock transfer taxes, if any, payable upon issuance of any of the International Securities, the sale of the International Securities to the International Managers, their transfer between the International Managers pursuant to an agreement between such International Managers and the fees and expenses of the transfer agent for the International Securities; (iv) the fees and disbursements of the Company's and the Operating Partnership's counsel and accountants; (v) the qualification of the International Securities and the Common Stock issuable upon conversion of Preferred Stock, if any, under securities laws and real estate syndication laws in accordance with the provisions of Section 3(h) hereof, including filing fees and the fees and disbursements of counsel for the International Managers in connection therewith and in connection with the preparation of the Blue Sky Survey;
(vi) the printing and delivery to the International Managers of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the International Prospectus and any amendments or supplements thereto; (vii) the cost of printing, or reproducing, and delivering to the International Managers copies of the Blue Sky Survey; (viii) the fee of the National Association of Securities Dealers, Inc., if any; (ix) the fees and expenses incurred in connection with the listing of the International Securities and the Common Stock issuable upon conversion of Preferred Stock, if any, on the New York Stock Exchange, any other national securities exchange or quotation system; (x) any fees charged by nationally recognized statistical rating organizations for the rating of the Debt Securities, if any; (xi) the printing and delivery to the International Managers of copies of the Indenture; (xii) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the International Securities, (xiii) the preparation, issuance and delivery to the Depository Trust Company for credit to the accounts of the respective International Managers of any global note registered in the name of Cede & Co., as nominee for the Depository Trust Company; and (xiv) any transfer taxes imposed on the sale of the International Securities to the several International Managers.

      If this Agreement is cancelled or terminated by the Lead Managers in accordance with the provisions of Section 5, Section 9(a)(i), Section 9(a)(iv) or Section 9(a)(v) hereof, the Company and the Operating Partnership shall reimburse the International Managers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Managers.

     SECTION 5. CONDITIONS OF INTERNATIONAL MANAGERS' OBLIGATIONS. The obligations of the International Managers hereunder are subject to the accuracy, as of the date hereof and at Closing Time, of the representations and warranties of the Company and the Operating Partnership herein contained, to the performance by the Company and the Operating Partnership of their respective obligations hereunder, and to the following further conditions:

      (a) At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission; (ii) if the Company or the Operating Partnership, as the case may be, has elected to rely upon Rule 430A of the 1933 Act Regulations, the public offering price of and the interest rate on the International Securities, as the case may be, and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the applicable Closing Time, the Company or the Operating Partnership, as the case may be, shall have provided evidence satisfactory to the Lead Managers of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations;
(iii) if Preferred Stock is being offered, the rating assigned by any nationally recognized statistical rating organization as of the date of the applicable International Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed the Preferred Stock on what is commonly termed a "watch list" for possible downgrading; (iv) the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Operating Partnership as of the date of the applicable International Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any long-term debt securities of the Operating

Partnership on what is commonly termed a "watch list" for possible downgrading; and (v) there shall not have come to the attention of the Lead Managers any facts that would cause the Lead Managers to believe that the International Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to purchasers of the International Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading. If a Rule 462(b) Registration Statement is required, such Rule 462(b) Registration Statement shall have been transmitted to the Commission for filing and have become effective within the prescribed time period, and, prior to Closing Time, the Company and the Operating Partnership shall have provided to the International Managers evidence of such filing and effectiveness in accordance with Rule 462(b) of the 1933 Act Regulations.

      (b)  At Closing Time the Lead Managers shall have received:

           (1) The favorable opinion, dated as of Closing Time, of Bose McKinney & Evans, counsel for each of the Company and the Operating Partnership and their respective subsidiaries in form and substance reasonably satisfactory to counsel for the International Managers, to the effect that:

                            (i) The Company is a corporation duly organized and existing under and by virtue of the laws of the State of Indiana, has filed its most recent annual report required by law with the Secretary of State of Indiana or is not yet required to file such annual report, and has not filed Articles of Dissolution. The Company has corporate power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the International Prospectus and to enter into and perform its obligations under this Agreement and the other agreements to which it is a party.
           The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company or any Property.

                           (ii) The Operating Partnership is a limited partnership duly organized and existing under and by virtue of the laws of the State of Indiana. The Operating Partnership has partnership power and authority to conduct the business in which it is engaged and proposes to engage and to own, lease and operate its properties as described in the International Prospectus and to enter into and perform its obligations under this Agreement and the other agreements to which it is a party. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Operating Partnership or any Property or Related Business.

                          (iii) Each of the Company's and the Operating Partnership's subsidiaries (other than the Property Partnerships) has been duly formed, and is validly existing and in good standing as a corporation or partnership under the laws of its jurisdiction of organization, with partnership or corporate power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the International Prospectus.

                           (iv) Each of the Company's and the Operating
           Partnership's subsidiaries and the Property Partnerships is duly qualified or registered as a foreign partnership or corporation in good standing and authorized to do business in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group considered as a single enterprise.

                            (v) If the applicable International Securities are issued by the Company, and if the International Prospectus contains the caption "Capitalization," the capital stock of the Company is as set forth in the column entitled "Historical" under such caption. All the issued and outstanding shares of capital stock have been duly authorized and are validly issued, fully paid and non-assessable. To the best of such counsel's knowledge, after due inquiry, no shares of capital stock of the Company are reserved for any purpose except in connection with stock option and dividend reinvestment plans and the possible issuance of shares of Common Stock upon the exchange of Units.
           To the best of such counsel's knowledge after due inquiry, except for Units, there are no outstanding securities convertible into or exchangeable for any capital stock of the Company, and except for options under a stock option plan, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such stock or any other securities of the Company.

                           (vi) All the issued and outstanding Units have been duly authorized and are validly issued, fully paid and non-assessable, except as provided under Indiana Code
           Section 23-16-7-8.

                          (vii) All of the issued and outstanding shares of capital stock and partnership interests, as the case may be, of each subsidiary identified in an exhibit to such counsel's opinion have been validly issued and fully paid and all such shares and partnership interests, as the case may be, that are owned by the Company, the Operating Partnership or a subsidiary, are in each case owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                         (viii) Each of the Property Partnerships has been duly formed as a partnership or a limited liability company, as the case may be, and is validly existing and in good standing as a partnership or a limited liability company under of the laws of its jurisdiction of organization; each Property Partnership has all requisite power and authority to own, lease and operate the Properties, to conduct the business in which it is engaged and to enter into and perform its respective obligations under the agreements to which it is a party. Each of the partnership or operating agreements, as the case may be, of the Property Partnerships is in full force and effect.

                           (ix) The applicable International Securities, if such International Securities are Common Stock, Preferred Stock or Depositary Shares, have been duly authorized by the Company for issuance and sale to the International Managers pursuant to this Agreement, and, when issued and delivered by the Company, pursuant to this Agreement and the applicable International Terms Agreement against payment of the consideration set forth in the International Terms Agreement or any Delayed Delivery Contract, will be validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of such International Securities in accordance herewith, each of the International
           Managers will receive good, valid and marketable title to such

           International Securities, which to such counsel's knowledge, after due inquiry, are free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of the applicable International Securities conform to all statements and descriptions related thereto contained in the International Prospectus. The form of stock or depositary certificate to be used to evidence the applicable International Securities is in due and proper form and complies with all applicable legal requirements. The issuance of the applicable International Securities is not subject to any preemptive or other similar rights.

                            (x) The applicable International Securities, if such International Securities are Debt Securities, are in the form contemplated in the Indenture, have been duly authorized by the Operating Partnership for issuance and sale to the International Managers pursuant to this Agreement and, when executed, authenticated, issued and delivered in the manner provided for in this Agreement, the applicable International Terms Agreement and the applicable Indenture, against payment of the consideration therefor specified in the applicable International Terms
           Agreement or any Delayed Delivery Contract, such Debt Securities will constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits of the Indenture and such Debt Securities will be enforceable against the Operating Partnership in accordance with their terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon payment of the purchase price and delivery of such International Securities in accordance herewith, each of the International Managers will receive good, valid and marketable title to such International Securities, which to such counsel's knowledge, after due inquiry, are free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of the applicable International Securities conform to all statements and descriptions related thereto in the International Prospectus. Such International Securities rank and will rank on a parity with all unsecured indebtedness (other than subordinated indebtedness of the Operating Partnership that is outstanding on the International Representation Date or that may be incurred thereafter) and senior to all subordinated indebtedness of the Operating Partnership that is outstanding on the International Representation Date or that may be incurred thereafter, except that such International Securities will be effectively subordinated to the prior claims of each secured mortgage lender to any specific Property which secures such lender's mortgage.

                           (xi) If applicable, the Common Stock issuable upon conversion of any of the Preferred Stock (including Preferred Stock represented by Depositary Shares) will have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such stock, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable, and the issuance of such stock upon such conversion or exercise will not be subject to preemptive or other similar rights; the Common Stock so issuable conforms in all material respects to all statements relating thereto contained in the International Prospectus.

                          (xii) To the best knowledge of such counsel, none of the entities comprising the Duke Group is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and none of the entities comprising the Duke Group is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of the property or assets of such entity is subject, except for defaults which are not material to the Duke Group as a whole.

                         (xiii) Each of this Agreement, the applicable International Terms Agreement and the Delayed Delivery Contracts, if any, were duly and validly authorized, executed and delivered by the Company and the Operating Partnership, as applicable, and the Company and the Operating Partnership have the power and authority to perform their obligations hereunder and thereunder.

                          (xiv) The Indenture has been duly qualified under the 1939 Act and has been duly and validly authorized, executed and delivered by the Operating Partnership, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Operating Partnership, enforceable in accordance with its terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture conforms in all material respects to the descriptions thereof contained in the International Prospectus.

                           (xv) Each of the partnership agreements to which any of the Company, the Operating Partnership or their respective subsidiaries identified in an exhibit to such counsel's opinion is a party has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation thereof, enforceable in accordance with its terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                          (xvi) The execution and delivery of this Agreement, the applicable International Terms Agreement, any Indenture and the International Securities, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby and thereby or in the International
           Prospectus by the Company and the Operating Partnership, will not conflict with or constitute a breach or violation by the Company or the Operating Partnership of, or default under, or result in the creation of imposition of any lien, charge or encumbrance upon any Property or assets of the Duke Group pursuant to any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement known to such counsel, after due inquiry, to which the Company, the Operating Partnership or any subsidiary is a party or by which they, either of them, any of their respective properties or other assets or any Property may be bound or subject which is material to the Duke Group as a whole; nor will such action conflict with or constitute a breach or violation by the Company or the Operating Partnership of, or default under, (A) the charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of the Company, the Operating Partnership or any subsidiary or (B) to the extent it is material, any applicable law, rule, order, administrative regulation or administrative or court decree.

                          (xvii) Assuming the Company was organized in conformity with and has satisfied the requirements for qualification and taxation as a "real estate investment trust" under the Code for each of its taxable years from and including the first taxable year for which the Company made the election to be taxed as a "real estate investment trust", the proposed methods of operation of the Company, the Operating Partnership and the Services Partnership as described in the Registration Statement and the Prospectus Supplement and as represented by the Company, the Operating Partnership and the Services Partnership will permit the Company to continue to qualify to be taxed as a "real estate investment trust" for its current and subsequent taxable years.

                          (xviii) None of the entities comprising the Duke Group is required to be registered under the 1940 Act or is or will become a "holding company" or a "subsidiary company" of a "registered holding company" as defined in the Public Utility Holding Company
           Act of 1935, as amended.

                          (xix) To such counsel's knowledge, after due inquiry,
           (i) each entity belonging to the Duke Group possesses such material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, or proposed to be conducted by it, and (ii) none of the entities comprising the Duke Group has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group considered as a single enterprise.

                           (xx) No authorization, approval, consent or order of any court or governmental authority or agency or, to the knowledge of such counsel, any other entity is required in connection with the offering, issuance or sale of the applicable International Securities to the International Managers hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or state or foreign securities laws, as to which such counsel need express no opinion, or real estate syndication laws or such as have been received prior to the date of this Agreement.

                          (xxi) Each preliminary prospectus, preliminary prospectus supplement and Prospectus Supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations thereunder.

                          (xxii) The documents incorporated or deemed to be incorporated by reference in the International Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied and will comply as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                          (xxiii) The Registration Statement is effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                          (xxiv) At the time the Registration Statement became effective and at each of the International Representation Dates, the Registration Statement and the International Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and International Prospectus, excluding the documents incorporated by reference therein (other than the financial statements and supporting schedules and other financial data included therein, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                          (xxv) There are no legal or governmental proceedings pending or, to the best of their knowledge and information, threatened which are required to be disclosed in the Registration Statement or the International Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which any of the entities comprising the Duke
           Group is a party or to which any of their properties is subject which are not described in the Registration Statement or the International Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                          (xxvi) The information in the International Prospectus under "The Company and the Operating Partnership," "Description of Debt Securities," "Description of Preferred Stock,"
           "Description of Depositary Shares," "Description of Common
           Stock," and the information in the applicable Prospectus
           Supplement under similar sections and, if applicable, "The
           Company" or "The Operating Partnership," as the case may be, to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct and presents fairly the information required to be disclosed therein.

                          (xxvii) There are no statutes, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments known to such counsel which are required to be described or referred to in the Registration Statement or to be filed as exhibits thereto by the 1933 Act Regulations other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and, to the best knowledge of such counsel, no material default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

                          (xxviii) To the best knowledge of such counsel, except as disclosed in the International Prospectus and except for persons who received Units in connection with transactions with the Operating Partnership, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

                          (xxix) The Company and the Operating Partnership each satisfy all conditions and requirements for filing the Registration Statement on Form S-3 under the 1933 Act and 1933
           Act Regulations.

           (2) The favorable opinion, dated as of the Closing Time, of Rogers & Wells, counsel for the International Managers, (A) with respect to the matters set forth in Section 5(b)(1)(i) (with respect to the Company only and with respect to the first sentence only),
      Section 5(b)(1)(ix), (with respect to the first and last sentences only) or 5(b)(1)(x) (with respect to the first sentence only), as applicable, Section 5(b)(1)(xiii) (with respect to the first clause only), Section 5(b)(1)(xiv) and Section 5(b)(1)(xxiv) and (B) containing a statement similar to the statement referred to in the first paragraph of Section 5(b)(3).

           (3)  In giving their opinions required by subsections (b)(1) and
      (b)(2), respectively, of this Section, Bose McKinney & Evans and Rogers & Wells shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company or the Operating Partnership, as the case may be, and the independent public accountants for the Company or the Operating Partnership, as the case may be, at which the contents of the Registration Statement and the International Prospectus and related matters were discussed and in the preparation of the Registration Statement and the International Prospectus and, on the basis of the foregoing, nothing has come to their attention that would lead them to believe that either the Registration Statement or any amendment thereto (excluding the financial statements and financial schedules included or incorporated by reference therein or the Statement of Eligibility, as to which such counsel need express no belief), at the time it became effective or at the time an Annual Report on Form 10-K was filed by the Company and the Operating Partnership with the Commission (whichever is later), or at the International Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the International Prospectus or any amendment or supplement thereto (excluding the financial statements or financial schedules included or incorporated by reference therein or the Statement of Eligibility, as to which such counsel need express no belief), at the International Representation Date or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           In giving their opinions, Bose McKinney & Evans and Rogers & Wells may rely upon, or assume the accuracy of, (A) as to all matters of fact, certificates and written statements of officers and employees of and accountants for each of the entities comprising the Duke Group and (B) as to the qualification and good standing of each of the entities comprising the Duke Group to do business in any jurisdiction, certificates of appropriate government officials or opinions of counsel in such jurisdictions, and (C) in respect to the opinion by Rogers & Wells only, as to certain matters of Indiana law, the opinion of Bose McKinney & Evans given pursuant to Section 5(b)(1) above.

      (c) At Closing Time, (i) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company or the Operating Partnership, threatened against any entity belonging to the Duke Group which would be required to be set forth in the International Prospectus other than as set forth therein; (ii) there shall not have been, since the date of the applicable International Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of any entity belonging to the Duke Group, whether or not arising in the ordinary course of business; (iii) no proceedings shall be pending or threatened against such entity or any Property before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding might result in any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of any entity belonging to the Duke Group or any Property, as the case may be, other than as set forth in the International Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission or by the state securities authority of any jurisdiction; and (v) the Lead Managers shall have received a certificate of the President or a Vice President of the Company and the Operating Partnership and of the chief financial or chief accounting officer of each such entity, dated as of the Closing Time, evidencing compliance with the provisions of this subsection (c) and stating that the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time.

      (d)  At the time of the execution of the applicable International
Terms Agreement, the Lead Managers shall have received from KPMG Peat
Marwick LLP a letter dated such date, in form and substance satisfactory to the Lead Managers, to the effect that: (i) they are independent public accountants with respect to the Company and the Operating Partnership as required by the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement, or incorporated by reference therein, and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, including a reading of the latest available interim financial statements of the Company and the Operating Partnership, a reading of the minute books of the Company and the Operating Partnership, inquiries of officials of the Company and the Operating Partnership responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements of the Company and the Operating Partnership included in the Registration Statement, or incorporated by reference therein, do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations, or material modifications are required for them to be presented in conformity with generally accepted accounting principles, (B) the operating data and balance sheet data set forth in the International Prospectus under the caption "Selected Consolidated Financial Data" were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement, (C) the pro forma financial information included or incorporated by reference in the Registration Statement was not determined on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement or (D) at a specified date not more than five days prior to the date of the applicable International Terms Agreement, there has been any change in the capital stock or the number of partnership interests of the Company, the Operating Partnership or their subsidiaries, as the case may be, or any increase in the debt of the Company, the Operating Partnership or their subsidiaries or any decrease in the net assets of the Company, the Operating Partnership or their subsidiaries, as compared with the amounts shown in the most recent consolidated balance sheet of the Company, the Operating Partnership and their subsidiaries, included in the Registration Statement or incorporated by reference therein, or, during the period from the date of the most recent consolidated statement of operations included in the Registration Statement or incorporated by reference therein to a specified date not more than five days prior to the date of the applicable International Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or funds from operations of the Company, the Operating Partnership and their subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the International Prospectus disclose have occurred or may occur; and (iv) in addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and International Prospectus and which are specified by the Lead Managers, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, the Operating Partnership and their subsidiaries identified in such letter.

      (e) At Closing Time, the Lead Managers shall have received from KPMG Peat Marwick LLP a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
(d) of this Section, except that the "specified date" referred to shall be a date not more than five days prior to Closing Time.

      (f) At Closing Time, the International Securities, if such International Securities are Debt Securities, shall be rated investment grade by one or more nationally recognized statistical rating organizations and the Operating Partnership shall have delivered to the Lead Managers a letter, dated the Closing Time, from each such rating organization, or other evidence satisfactory to the Lead Managers, confirming that such International Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to such International Securities or any of the Operating
 Partnership's other debt securities by any nationally recognized securities rating organization, and no such securities rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of such International Securities or any of the Operating Partnership's other debt securities.

      (g) At Closing Time and at each Date of Delivery, if any, counsel for the International Managers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the applicable International Securities as contemplated herein, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company or the Operating Partnership, as the case may be, in connection with the issuance and sale of the applicable International Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Lead Managers and counsel for the International Managers.

      (h) At Closing Time, the Lead Managers shall have received a letter agreement from DMI Partnership and from each director and executive officer of the Company and the Operating Partnership, wherein DMI Partnership and each such director or executive officer shall agree that during the period of 90 days from the date of any Prospectus Supplement they will not, without the prior written consent of Merrill Lynch, the Company and the Operating Partnership (which consent, in the case of the Company and the Operating Partnership, will be subject to the approval of the Company's unaffiliated directors), directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of,
(i) any securities of the same class or series or ranking on a parity with any International Securities or any security convertible into or exchangeable for shares of such International Securities, and (ii) if such Prospectus Supplement relates to Preferred Stock that is convertible into or exchangeable for Common Stock, any Common Stock or Units or any security convertible into or exchangeable for shares of Common Stock. Such transfer restrictions do not apply to Units exchanged by DMI Partnership pursuant to a Unit bonus plan for employees of the Company and its subsidiaries. Such transfer restrictions do not apply to transfers to members of the family of such director or executive officer (or an entity for their benefit), or to the granting of a bona fide security interest to a secured party. Any transferees of such shares, Units or other securities will be likewise prohibited from making any transfer of shares, Units or other securities.

      (i) In the event that the International Managers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option International Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company and the Operating Partnership hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Lead Managers shall have received:

           (1) A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and the Operating Partnership and of the chief financial or chief accounting officer of each such entity confirming that their respective certificates delivered at Closing Time pursuant to Section 5(c) hereof remain true and correct as of such Date of Delivery.

           (2) The favorable opinion of Bose McKinney & Evans, counsel for the Company, the Operating Partnership and their respective subsidiaries, in form and substance satisfactory to counsel for the International Managers, dated such Date of Delivery, relating to the Option International Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
      Section 5(b)(1) hereof.

           (3) The favorable opinion of Rogers & Wells, counsel for the International Managers, dated such Date of Delivery, relating to the Option International Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
      Section 5(b)(2) hereof.

           (4) A letter from KPMG Peat Marwick, in form and substance satisfactory to the Lead Managers and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Lead Managers pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(4) shall be a date not more than five days prior to such Date of Delivery.

      If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Lead Managers by notice to the Company and the Operating Partnership, at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     SECTION 6.  INDEMNIFICATION.

      (a) Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, International Prospectus, preliminary prospectus supplement or Prospectus Supplement (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by any International Manager through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the International Prospectus (or any amendment or supplement thereto);

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (i) above if such settlement is effected with the written consent of the indemnifying party; and

                (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever for which indemnification is provided under subsection
(i) above, to the extent that any such expense is not paid under (i) or (ii) above.

      (b) Each International Manager severally agrees to indemnify and hold harmless the Company and the Operating Partnership and each person, if any, who controls the Company and the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934
Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the International Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by such International Manager through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

      (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

 SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the International Managers, on the other hand, from the offering of the International Securities pursuant to the applicable International Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership, on the one hand, and of the International Managers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company and the Operating Partnership, on the one hand, and the International Managers, on the other hand, in connection with the offering of the International Securities pursuant to the applicable International Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such International Securities (before deducting expenses) received by the Company and the total underwriting discount received by the International Managers, in each case as set forth on the cover of the International Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of such International Securities as set forth on such cover.

      The relative fault of the Company and the Operating Partnership, on the one hand, and the International Managers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, the Operating Partnership and the International Managers agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an International Manager within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such International Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Operating Partnership, as the case may be. The International Managers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial International Securities set forth opposite their respective names in the applicable International Terms Agreement and not joint.

 SECTION 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
All representations, warranties and agreements contained in this Agreement or the applicable International Terms Agreement, or contained in certificates of the officers of the Company or the Operating Partnership submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of the applicable International Terms Agreement, or any investigation made by or on behalf of any International Manager or controlling person, or by or on behalf of the Company or the Operating Partnership and shall survive delivery of the International Securities to the International Managers.

 SECTION 9.  TERMINATION OF AGREEMENT.

      (a)  The Lead Managers may terminate the applicable International
Terms Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of such International Terms Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change, affecting the Duke Group as a whole, in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of any entity belonging to the Duke Group or of any Property, whether or not arising in the ordinary course of business; or (ii) if there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which on the financial markets of the United States or internationally is such as to make it, in the judgment of the Lead Managers, impracticable to market the International Securities or to enforce contracts for the sale of the International Securities; or (iii) if trading in the Common Stock has been suspended by the Commission or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Indiana authorities; (iv) if Preferred Stock is being offered and the rating assigned by any nationally recognized statistical rating organization to any preferred shares of the Company as of the date of the applicable International Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any preferred shares or debt securities of the Company on what is commonly termed a "watch list" for possible downgrading; or (v) if the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Operating Partnership as of the date of the applicable International Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any long-term debt securities of the Operating Partnership on what is commonly termed a "watch list" for possible downgrading. As used in this Section 9(a), the term "International Prospectus" means the International Prospectus in the form first used to confirm sales of the International Securities.

      (b) In the event of any such termination, in respect to such terminated International Terms Agreement, (x) the covenants set forth in Section 3 with respect to any offering of International Securities shall remain in effect so long as any International Manager owns any such International Securities purchased from the Company or the Operating Partnership, as the case may be, pursuant to the applicable International Terms Agreement and (y) the covenant set forth in Section 3(i) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8 and 13 hereof shall remain in effect.

 SECTION 10. DEFAULT BY ONE OR MORE OF THE INTERNATIONAL MANAGERS. If one or more of the International Managers shall fail at Closing Time to purchase the International Securities which it or they are obligated to purchase under the applicable International Terms Agreement (the "Defaulted Securities"), the Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

      (a) if the number of Defaulted Securities does not exceed 10% of the International Securities to be purchased pursuant to such International Terms Agreement, each of the non-defaulting International Managers named in such International Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Managers, or

      (b) if the number of Defaulted Securities exceeds 10% of the International Securities to be purchased pursuant to such International Terms Agreement, the applicable International Terms Agreement shall terminate without liability on the part of any non-defaulting International Manager.

      No action taken pursuant to this Section shall relieve any defaulting International Manager from liability in respect of its default under this Agreement and the applicable International Terms Agreement.

      In the event of any such default which does not result in a termination of the applicable International Terms Agreement, each of the Lead Managers or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the International Prospectus or in any other documents or arrangements.

 SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Managers shall be directed to the Lead Managers at Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, N.Y. 10281-1201, attention of Martin J. Cicco; notices to the Company and the Operating Partnership shall be directed to any of them at 8888 Keystone Crossing, Suite 1200, Indianapolis, Indiana, 46240, attention of Darell E. Zink, Jr.

 SECTION 12.  PARTIES.  This Agreement and the applicable International
Terms Agreement shall each inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement or the applicable International Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the applicable International Terms Agreement or any provision herein or therein contained. This Agreement and the applicable International Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of International Securities from any International Manager shall be deemed to be a successor by reason merely of such purchase.

 SECTION 13. GOVERNING LAW AND TIME. This Agreement and the International Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the International Managers, the Company and the Operating Partnership in accordance with its terms.

                          Very truly yours,

                          DUKE REALTY INVESTMENTS, INC.



                          By: /s/ Darell E. Zink, Jr.
                              ---------------------------------------
                               Name:  Darell E. Zink, Jr.
                               Title: Executive Vice President
                                      and Chief Financial Officer

                          DUKE REALTY LIMITED PARTNERSHIP

                          By:  Duke Realty Investments, Inc.,
                               General Partner



                          By: /s/ Darell E. Zink, Jr.
                              -----------------------------------------
                               Name:  Darell E. Zink, Jr.
                               Title: Executive Vice President
                                      and Chief Financial Officer


CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH INTERNATIONAL



By: /s/ Martin J. Cicco
    ---------------------------------
Name:  Martin J. Cicco
Title: Managing Director

                                                          EXHIBIT A



                   DUKE REALTY INVESTMENTS, INC.
                     (AN INDIANA CORPORATION)

                  DUKE REALTY LIMITED PARTNERSHIP
                 (AN INDIANA LIMITED PARTNERSHIP)

                 [NUMBER AND TITLE OF SECURITIES]

                   INTERNATIONAL TERMS AGREEMENT


                                         Dated: [________], 199[__]


To:   Duke Realty Investments, Inc.
      Duke Realty Limited Partnership

c/o   Duke Realty Investments, Inc.
      8888 Keystone Crossing, Suite 1150
      Indianapolis, IN  46240

Attention:  Chairman of the Board of Directors

Ladies and Gentlemen:

      We (the "Lead Managers") understand that [Duke Realty Investments, Inc., an Indiana corporation (the "Company"), proposes to issue and sell [__________] of its [shares of common stock (the "Common Stock")] [shares of preferred stock (the "Preferred Stock")] [shares of Preferred Stock represented by depositary shares (the "Depositary Shares")] [Duke Realty Limited Partnership, an Indiana limited partnership (the "Operating Partnership"), proposes to issue and sell $[________] aggregate principal amount of its unsecured debt securities (the "Debt Securities")] (such [Common Stock], [Preferred Stock] [Depositary Shares] and [Debt Securities] being collectively hereinafter referred to as the "International Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "International Managers") offer to purchase, severally and not jointly, the respective numbers of Initial International Securities (as defined in the Underwriting Agreement referred to below) set forth below opposite their respective names, and a proportionate share of Option International Securities (as defined in the Underwriting Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.

                                [Number of Shares]
                                [Principal Amount]
                                    Of Initial
International Manager        International Securities

                                       ----------
                               Total   $
                                       ==========

     The International Securities shall have the following terms:
     [COMMON STOCK]       [PREFERRED STOCK]      [DEPOSITARY SHARES]

Title of Securities:
Number of Shares:
[Current Ratings:]
[Dividend Rate:  [$            ] [      %], Payable:]
[Stated Value:]
[Liquidation Preference:]
[Ranking:]
Public offering price per share:  $       [, plus accumulated dividends, if any,
from      , 199 .]

Purchase price per share:  $
[, plus accumulated dividends, if any, from [caad 214]  , 199 .]
[Conversion provisions:]
[Voting and other rights:]
Number of Option International Securities, if any, that may be purchased by the International Managers:
Additional co-managers, if any:
Other terms:
Closing time, date and location:

 The International Securities shall have the following terms:
 [DEBT SECURITIES]

Title of Securities:
Currency:
Principal amount to be issued:
Current ratings:  Moody's Investors Service, Inc. ______;
  Standard & Poor's Corporation ______; [other rating agencies];
Interest rate or formula:
Interest payment dates:
Interest reset dates:
Interest determination date:
Stated maturity date:
Redemption or repayment provisions:
Number of Option International Securities, if any, that may be purchased by the International Managers:
Delayed Delivery Contracts:  [authorized] [not authorized]
 [Date of Delivery:
 Minimum contract:
 Maximum aggregate principal amount:
 Fee:  ___%]
[Initial public offering price: ___%, plus accrued interest, if any, or amortized original issue discount, if any, from 19__.]

Purchase price:  ___%, plus accrued interest, if any, or
  amortized original issue discount, if any, from
   ____________, 19__ (payable in [same] [next] day funds).
Other terms:
Closing date and location:


     All the provisions contained in the document attached as Annex A hereto entitled "Duke Realty Investments, Inc. and Duke Realty Limited Partnership -- Common Stock, Preferred Stock, Depositary Shares and Debt Securities - Underwriting Agreement" are incorporated by reference in their entirety herein and shall be deemed to be a part of this International Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than [_____] o'clock P.M. (New York City time) on [_____] by signing a copy of this International Terms Agreement in the space set forth below and returning the signed copy to us.

                     Very truly yours,

                     MERRILL LYNCH INTERNATIONAL
                     [OTHER LEAD MANAGERS]

                     By: MERRILL LYNCH INTERNATIONAL



                     By:___________________________________________________

                       For themselves and as Lead Managers of the other named International Managers.


Accepted:

DUKE REALTY INVESTMENTS, INC.

By:__________________________
   Name:
   Title:

DUKE REALTY LIMITED PARTNERSHIP

By:  DUKE REALTY INVESTMENTS, INC.
   _______________________________

      General Partner

By:__________________________
   Name:
   Title:

                                                          EXHIBIT B
                   DUKE REALTY INVESTMENTS, INC.
                     (AN INDIANA CORPORATION)

                  DUKE REALTY LIMITED PARTNERSHIP
                 (AN INDIANA LIMITED PARTNERSHIP)

                       [TITLE OF SECURITIES]

                     DELAYED DELIVERY CONTRACT


                                       Dated:  [__________], 199[_]

To:   Duke Realty Investments, Inc.
      Duke Realty Limited Partnership

c/o   Duke Realty Investments, Inc.
      8888 Keystone Crossing, Suite 1150
      Indianapolis, IN  46240

Attention:  Chairman of the Board of Directors

Ladies and Gentlemen:

      The undersigned hereby agrees to purchase from [Duke Realty
Investments, Inc. (the "Company")] [Duke Realty Limited Partnership (the "Operating Partnership")], and the [Company][Operating Partnership] agrees to sell to the undersigned on [__________], 19[__] (the "Delivery Date"), $[__________] amount of the [Company][Operating Partnership]'s [insert title of security] (the "Securities"), offered by the [Company][Operating Partnership]'s International Prospectus dated [__________], 19[__], as supplemented by its Prospectus Supplement dated [__________], 19[__], receipt of which is hereby acknowledged, at a purchase price of $[_____ per share] [_____% of the principal amount thereof, plus accrued interest from [__________], 19[__], to the Delivery Date], and on the further terms and conditions set forth in this contract.

      Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the [Company][Operating Partnership] or its order by [certified or official bank check in New York Clearing House] [same day] funds at the office of [__________], on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the [Company][Operating Partnership] not less than five full business days prior to the Delivery Date.

      The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the [Company][Operating Partnership], on or before [__________], 19[__], shall have sold to the International Managers of the Securities (the "International Managers") such amount of the Securities as is to be sold to them pursuant to the International Terms Agreement dated [__________], 19[__] between the [Company][Operating Partnership] and the International Managers. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

      Promptly after completion of the sale to the International Managers, the [Company][Operating Partnership] will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the [Company][Operating Partnership] delivered to the International Managers in connection therewith.

      By the execution hereof, the undersigned represents and warrants to the [Company][Operating Partnership] that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the [Company][Operating Partnership] and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

      This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

      It is understood that the [Company][Operating Partnership] will not accept Delayed Delivery Contracts for an aggregate amount of Securities in excess of $[__________] and that the acceptance of any Delayed Delivery Contract is in the [Company][Operating Partnership]'s sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the [Company][Operating Partnership], it is requested that the [Company][Operating Partnership] sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the [Company][Operating Partnership] and the undersigned when such copy is so mailed or delivered.

      This Agreement shall be governed by the laws of the State of New York.

                                 Yours very truly,

                        _________________________________________________
                                       (Name of Purchaser)

                        By:______________________________________________
                                             (Title)

                        _________________________________________________

                        _________________________________________________
                                            (Address)

Accepted as of the date first above written.

[DUKE REALTY INVESTMENTS, INC.


By:______________________________________
   Name:_______________________________
   Title:______________________________

[DUKE REALTY LIMITED PARTNERSHIP

By:   DUKE REALTY INVESTMENTS, INC.
   _________________________________

By:______________________________________
   Name:_______________________________
   Title:______________________________

           PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

      The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please Print.)


                                         Telephone No.
      NAME                               (INCLUDING AREA CODE)